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                                                                    EXHIBIT 10.9

LaSalle Bank
                                                           Member ABN AMRO Group
LaSalle Bank N.A.
208 South LaSalle Street
Chicago, Illinois 60604-1003
312-855-5816
Fax: 312-855-5847

                                  CONFIRMATION

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Date:        August 20, 2002

To:          LKQ Corporation
             120 N. LaSalle St.
             Suite 3300
             Chicago, IL  60602

ATTN:        Mark Spears

             Fax:   312-621-1969
             Phone: 312-621-2730

From:        LaSalle Bank National Association ("LaSalle")
             208 South LaSalle Street, 208-214
             Chicago, IL  60604

             Fax:    (312) 855-5847/5852

             Re:  Swap Transaction [No. INF 15260/20304]

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Ladies/Gentlemen:

The purpose of this letter agreement is to set forth the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the "Swap Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc. ("ISDA"), without regard to subsequent amendments or revisions thereto, are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions of this Confirmation, this Confirmation will govern. Each party represents and warrants to the other that (i) it is duly authorized to enter into this Swap Transaction and to perform its obligations hereunder and
(ii) the person executing this Confirmation is duly authorized to execute and deliver it.

1. This Confirmation supplements, forms a part of, and is subject to, the ISDA Master Agreement in the form published by ISDA (the "Agreement") as if you and we had executed that

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LaSalle Bank
                                                           Member ABN AMRO Group
LaSalle Bank N.A.
208 South LaSalle Street
Chicago, Illinois 60604-1003
312-855-5816
Fax:  312-855-5847

agreement (but without any Schedule thereto) and the Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine. In addition, you and we agree to use our best efforts to promptly negotiate, execute, and deliver an ISDA Master Agreement (as published by ISDA). Upon execution and delivery by you and us of that agreement (i) this letter agreement shall constitute a "Confirmation" as referred to in that agreement and shall supplement, form part of, and be subject to that agreement and (ii) all provisions contained or incorporated by reference in that agreement shall govern this Confirmation as expressly modified below.

2. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:


Notional Amount:                   USD 10,000,000.00

Trade Date:                        August 20, 2002

Effective Date:                    August 22, 2002

Termination Date:                  August 22, 2004

FIXED AMOUNTS:

      Fixed Rate Payer:            LKQ Corporation

      Fixed Rate:                  2.65%

      Fixed Rate
      Payer Payment Dates:         The 22nd day of each November, February, May,
                                   and August, commencing on November 22,
                                   2002, to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

      Fixed Rate
      Day Count Fraction:          Actual/360

FLOATING AMOUNTS:

      Floating Rate Payer:         LaSalle

      Floating Rate Payer

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LaSalle Bank
                                                           Member ABN AMRO Group
LaSalle Bank N.A.
208 South LaSalle Street
Chicago, Illinois 60604-1003
312-855-5816
Fax: 312-855-5847

      Payment Dates:               The 22nd day of each November, February, May,
                                   and August, commencing on November 22,
                                   2002, to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

      Floating Rate Option:        USD-LIBOR-BBA

      Designated Maturity:         3 months

      Initial Floating Rate:       1.77%

      Spread:                      None

      Floating Rate
      Day Count Fraction:          Actual/360

      Reset Dates:                 The first day each Calculation Period

      Method of Averaging:         Inapplicable

      Compounding:                 Inapplicable

Business Days:                     New York and London

Calculation Agent:                 LaSalle

3.    Offices:

(a)   The Office of the Fixed Rate Payer for this Swap Transaction is Chicago,
      IL.

(b) The Office of the Floating Rate Payer for this Swap Transaction is Chicago, IL.


4.    Account Details

Payments to LaSalle:

      LaSalle Bank National Association, ABA #0710-0050-5, A/C 2090102,
      Attn:  Treasury Division/Derivatives

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LaSalle Bank
                                                           Member ABN AMRO Group
LaSalle Bank N.A.
208 South LaSalle Street
Chicago, Illinois 60604-1003
312-855-5816
Fax: 312-855-5847

Payments to LKQ Corporation:

      Please Advise

5.    Other Provisions:

      Assignment:  This Swap Transaction may be assigned only with prior written consent

      Netting:     The parties hereto hereby agree that subparagraph (ii) of
                   Part 2(c) of the Agreement shall not apply to any Swap Transaction

      Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding within ten (10) Business Days by either (i) returning via telecopier an executed copy of this Confirmation to the attention of Keli Greenwood (fax number: (312) 855-5847/5852; telephone number:
(312) 855-5844), or sending a telex to Keli Greenwood (telex no.: 62734, answerback: ABN UW) substantially to the following effect: "We acknowledge receipt of your fax dated August 20, 2002 with respect to a Swap Transaction between LKQ Corporation and LaSalle Bank National Association with an Effective Date of August 22, 2002, and a Termination Date of August 22, 2004 and confirm that such fax correctly sets forth the terms of our agreement relating to the Swap Transaction described therein. Very truly yours, Mark T. Spears, V.P., CFO by (specify name and title of authorized officer)." Failure to respond within such period shall not affect the validity or enforceability of this Swap Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.


Yours sincerely,

LASALLE BANK NATIONAL ASSOCIATION

By: /s/Lily Levin                        By: /s/Aamer Quadri
    ------------------------------           -----------------------------------
    Name: Lily Levin                         Name: Aamer Quadri
          ------------------------                 -----------------------------
    Title:Vice President                     Title:Vice President
          ------------------------                 -----------------------------

LKQ CORPORATION

By: /s/Mark T. Spears                    By:
    ------------------------------           -----------------------------------
    Name: Mark T. Spears                     Name:
          ------------------------                 -----------------------------
    Title:Sr. VP & CFO                       Title:
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